       UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 12, 2008

Date of Report

(Date of Earliest Event Reported)

WIZZARD SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

COLORADO	001-33935	87-0609860
(State or Other Jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

5001 Baum Boulevard

Pittsburgh, Pennsylvania 15213

(Address of Principal Executive Offices)

(412) 621-0902

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure.

While speaking on a financial conference call with investors on August 12, 2008, Christopher J. Spencer, the Chief Executive Officer and President of Wizzard Software Corporation, a Colorado corporation (the “Company”) advised participants that, to date, third quarter revenues for the Company’s speech recognition technology and services group are 50% higher than in the same period in 2007.  The Company can not provide any assurance that this trend will continue beyond the date of this Current Report or that total revenues for the speech recognition technology and services group in the third quarter of 2008 will materially exceed such revenues for the third quarter of 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZZARD SOFTWARE CORPORATION,             a Delaware corporation

Dated:  8/12/08

By /s/ Christopher J. Spencer

Christopher J. Spencer, CEO and President